Exhibit 99.1

Release:     May 30, 2023

CPKC adds 1,000 reefers to expanding MMX service

Calgary - Canadian Pacific Kansas City (TSX: CP) (NYSE: CP) (CPKC) today announced the addition of 1,000 new, 53-foot, refrigerated intermodal containers to its network, more than doubling CPKC’s existing fleet and bringing more shipping options to customers using the expanding Mexico Midwest Express (MMX) Series premium intermodal service.

MMX is North America’s first single-line rail service offering for refrigerated shippers from the Midwest to Mexico, a market currently served by trucks. Single-line haul efficiencies, combined with seamless crossborder service, make CPKC intermodal transit times competitive with over the road trucks. Converting trucks to rail reduces emissions and makes highways safer, another realization of the benefits of the CPKC combination.

“Since being launched on May 11, MMX has provided truck competitive service, delivering exactly what we promised and executing what many said could not be done,” said Jonathan Wahba, CPKC Senior Vice-President Sales and Marketing Bulk and Intermodal. “We’re providing customers with the fastest transit times in the rail industry and this expansion of our state-of-the-art reefer equipment gives more customers the solution they need to convert to rail.”

The average intermodal train takes more than 300 trucks off the road with 75 percent fewer greenhouse gas emissions than trucks. Freight trains are four times more fuel efficient than trucks and can move a ton of freight 500 miles on one gallon of fuel.

The new refrigerated containers are part of CPKC’s TempPro™ solutions, ensuring products that require temperature protection are transported safely in a fast, reliable, and fuel-efficient service that brings optionality and more competition to North American supply chains.

The MMX temperature controlled service will move fresh and frozen produce, baked goods, candy and other food products northbound and beef, chicken and pork to southern markets.

The MMX Series debuted May 11 with trains now linking Chicago, Kansas City, Texas markets, Monterrey and San Luis Potosi. MMX trains offer third-day service to/from Laredo, fourth-day service to/from Monterrey, and 4.5-day service to/from San Luis Potosi. MMX provides transit time of 98 hours from Chicago to San Luis Potosi – a day faster than the nearest competitor.

In April, CPKC announced new multi-year agreements with Schneider and with Knight-Swift Transportation for intermodal transportation services along the CPKC single-line north-south corridor.

CPKC is working with customers and investing in infrastructure to unlock the full potential of the newly-combined network while continually advancing industry-leading safety and sustainability practices.

Forward looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “will”, “anticipate”, “believe”, “expect”, “plan”, “should”, “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited, to, the future operational performance of the Mexico Midwest Express (MMX) Series premium intermodal service, including the MMX temperature controlled service, the potential products to be moved by the newly added refrigerated intermodal contrainers, the anticipated safety and efficiency benefits of the MMX temperature controlled service, and other related matters associated with the MMX temperature controlled service and the newly added refrigerated intermodal containers.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CPKC’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: changes in business strategies; the fuel efficiency of railways and CPKC’s operations; the impacts of existing and planned capital investments; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; geopolitical conditions; applicable laws, regulations and government policies; the availability and cost of labour services and infrastructure; the satisfaction by third parties of their obligations to CPKC; carbon markets, evolving sustainability strategies, and scientific or technological developments; and capital investments by third parties. Although CPKC believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CPKC’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies and strategic opportunities; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth and conditions; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped via CPKC; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de México, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; the pandemic created by the outbreak of COVID-19 and its variants and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the satisfaction of the conditions imposed by the U.S. Surface Transportation Board in its March 15, 2023 decision; the success of integration plans for KCS; the focus of management time and attention on the CP-KCS transaction and other disruptions arising from the CP-KCS integration; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; improvement in data collection and measuring systems; industry-driven changes to methodologies; and the ability of the management of CPKC to execute key priorities, including those in connection with the CP-KCS transaction. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CPKC with securities regulators in Canada and the United States. Reference should be made to “Item 1A—Risk Factors” and “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Forward-Looking Statements” in CPKC’s annual and interim reports on Form 10-K and 10-Q.

Any forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CPKC undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About CPKC

With its global headquarters in Calgary, Alta., Canada, CPKC is the first and only single-line transnational railway linking Canada, the United States and México, with unrivaled access to major ports from Vancouver to Atlantic Canada to the Gulf of México to Lázaro Cárdenas, México. Stretching approximately 20,000 route miles and employing 20,000 railroaders, CPKC provides North American customers unparalleled rail service and network reach to key markets across the continent. CPKC is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpkcr.com to learn more about the rail advantages of CPKC. CP-IR

Contacts:

Media

mediarelations@cpkcr.com

Investment Community

Chris De Bruyn

403-861-0928

investor@cpkcr.com